Hodges Fund
Retail Class Ticker HDPMX
Institutional Class Ticker HDPIX

Small Cap Fund
Retail Class Ticker HDPSX
Institutional Class Ticker HDSIX

Small Intrinsic Value Fund
Retail Class Ticker HDSVX

Small-Mid Cap Fund
Retail Class Ticker HDSMX

Pure Contrarian Fund
Retail Class Ticker HDPCX

Blue Chip Equity Income Fund
Retail Class Ticker HDPBX

Supplement dated November 1, 2017
 to the Prospectus dated July 29, 2017

Prior to July 29, 2017, the subsequent investment minimums for shareholders enrolled in an Automatic Investment Plan was $50 per month.  However, effective in the Prospectus dated July 29, 2017, the monthly subsequent investment minimum was raised to $100. If you were previously enrolled at an amount lower than $100 for subsequent monthly investments, you are permitted to continue investing at that lower amount.

Accordingly, the following language has been added to page 42 of the Prospectus to the paragraph entitled "Automatic Investment Plan."

Those shareholders whose accounts were previously set up with a lower subsequent investment prior to July 29, 2017 will continue to be permitted at the previous rate. Those shareholders who choose to change their automatic investments going forward will be required to comply with the new $100 minimum.

Please retain this Supplement with the Prospectus.